PROSHARES TRUST
ProShares Nasdaq-100 High Income ETF
(the “Fund”)
Supplement dated March 15, 2024
to the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information
(dated March 15, 2024, each as supplemented or amended)
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The Fund is not yet available for sale.
For more information, please contact the Fund at 1-866-776-5125.
Please retain this supplement for future reference.